Emerging Markets Equity Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                                January 25, 2001

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of ING Emerging Markets Equity Fund scheduled to be held at 2.00 p.m., local time, on February 22, 2001, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Trustees of ING Funds Trust, on behalf of ING Emerging Markets Equity Fund, has approved a reorganization of ING Emerging Markets Equity Fund, which is managed by ING Mutual Funds Management Co. LLC and is part of the ING Funds, into Pilgrim Emerging Countries Fund, which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of Pilgrim Emerging Countries Fund on the date that the Reorganization occurs. Pilgrim Emerging Countries Fund has investment objectives and policies that are substantially similar to those of ING Emerging Markets Equity Fund, and the Reorganization is expected to result in operating expenses that are lower for shareholders before fee waivers and expense reimbursements.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the funds for your evaluation.

     After careful consideration, the Board of Trustees of ING Funds Trust unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 21, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        Robert W. Stallings
                                        President

                        ING Emerging Markets Equity Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        ING EMERGING MARKETS EQUITY FUND
                         SCHEDULED FOR FEBRUARY 22, 2001

To the Shareholders:

     A Special Meeting of Shareholders of ING Emerging Markets Equity Fund ("Special Meeting") is scheduled for February 22, 2001, at 2:00 p.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The purposes of the Special Meeting of ING Emerging Markets Equity Fund are as follows:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of each class of ING Emerging Markets Equity Fund by Pilgrim Emerging Countries Fund in exchange for shares of the corresponding Class of Pilgrim Emerging Countries Fund and the subsequent liquidation of ING Emerging Markets Equity Fund; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 26, 2000, are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Trustees,

                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        Secretary

January 25, 2001

                                TABLE OF CONTENTS

INTRODUCTION...................................................................1

SUMMARY........................................................................2

INVESTMENT OBJECTIVES AND POLICIES.............................................4
  Comparison of Investment Objectives and Strategies...........................4
  Comparison of Portfolio Characteristics......................................6
  Relative Performance.........................................................7
  Performance of Pilgrim Emerging Countries Fund...............................7
  Comparison of Investment Techniques and Risks of Investing in the Funds......9

COMPARISON OF FEES AND EXPENSES...............................................10
  General Information.........................................................13
  Special Rules for Class A Shares of ING Emerging Markets Equity Fund........14

ADDITIONAL INFORMATION ABOUT PILGRIM EMERGING COUNTRIES FUND..................15
  Investment Personnel........................................................15

INFORMATION ABOUT THE REORGANIZATION..........................................15

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................18

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.................................19
  Solicitation of Proxies.....................................................19
  Voting Rights...............................................................19
  Other Matters to Come before the Special Meeting............................20
  Shareholder Proposals.......................................................20
  Reports to Shareholders.....................................................20

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

APPENDIX C...................................................................C-1

APPENDIX D...................................................................D-1

APPENDIX E...................................................................E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                                FEBRUARY 22, 2001

                        ING EMERGING MARKETS EQUITY FUND
                          (a series of ING Funds Trust)

                       Relating to the Reorganization into

                         PILGRIM EMERGING COUNTRIES FUND
                       (a series of Pilgrim Mutual Funds)

                 (COLLECTIVELY, THE "FUNDS," AND EACH, A "FUND")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of ING Emerging Markets Equity Fund to Pilgrim Emerging Countries Fund in exchange for shares of Pilgrim Emerging Countries Fund (the "Reorganization"). ING Emerging Markets Equity Fund would then distribute to its shareholders their portion of the shares of Pilgrim Emerging Countries Fund it receives in the Reorganization. The result would be a liquidation of ING Emerging Markets Equity Fund. You would receive shares of Pilgrim Emerging Countries Fund having an aggregate value equal to the aggregate value of the shares you held of ING Emerging Markets Equity Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of ING Emerging Markets Equity Fund, are being asked to approve a transaction that will result in your holding of shares of Pilgrim Emerging Countries Fund, this Proxy Statement also serves as a Prospectus for Pilgrim Emerging Countries Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Pilgrim Emerging Countries Fund that you should know. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Pilgrim Emerging Countries Fund, see the Prospectus (the "Pilgrim Prospectus") and the Statement of Additional Information ("SAI") for Pilgrim Emerging Countries Fund, each dated November 1, 2000, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-992-0180. For a more detailed discussion of the investment objectives, policies, restrictions and risks of ING Emerging Markets Equity Fund, see the Prospectus (the "ING Prospectus") and SAI for ING Emerging Markets Equity Fund, each dated November 6, 2000, which are incorporated herein by reference and copies of which may be obtained without charge by calling 1-800-992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Fund, including investment results and financial information. The annual report for Pilgrim Emerging Countries Fund dated October 31, 2000, is incorporated herein by reference. You may receive a copy of the most recent annual report for either of the Funds, without charge, by calling 1-800-992-0180. An SAI dated January 19, 2001 containing additional information about the Reorganization and the parties thereto, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the SAI relating to the Reorganization is available upon request and without charge by calling (800) 992-0180.

     You can copy and review information about each Fund (including each SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, the ING Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 16, 2000, the Board of Trustees of ING Funds Trust, on behalf of ING Emerging Markets Equity Fund, approved an Agreement and Plan of Reorganization with respect to ING Emerging Markets Equity Fund (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of ING Emerging Markets Equity Fund to Pilgrim Emerging Countries Fund, in exchange for shares of Pilgrim Emerging Countries Fund;

     * the assumption by Pilgrim Emerging Countries Fund of all of the liabilities of ING Emerging Markets Equity Fund;

     * the distribution of Pilgrim Emerging Countries Fund shares to the shareholders of ING Emerging Markets Equity Fund; and

     *    the complete liquidation of ING Emerging Markets Equity Fund.

     The Reorganization is expected to be effective upon the close of business on February 23, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the following Classes of shares of ING Emerging Markets Equity Fund would become a shareholder of the following Classes of shares of Pilgrim Emerging Countries Fund:

     ING EMERGING MARKETS EQUITY FUND       PILGRIM EMERGING COUNTRIES FUND
     --------------------------------       -------------------------------
                 Class A                                Class A
                 Class B                                Class B
                 Class C                                Class C

     Each shareholder would hold, immediately after the Closing, shares of the corresponding Class of Pilgrim Emerging Countries Fund having an aggregate value equal to the aggregate value of the shares of the Class of ING Emerging Markets Equity Fund held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC ("IMFC"), the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"), the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. In addition, many of the ING Funds are small funds, and IMFC and ING Pilgrim Investments believe that the reorganizations may benefit fund shareholders by resulting in larger, more viable surviving funds. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have investment objectives and policies that are substantially similar in many respects.

     * The proposed Reorganization is expected to result in a reduction in total operating expenses for shareholders of ING Emerging Markets Equity Fund before taking management subsidies into account. For example, the operating expenses, expressed as a percentage of net asset value per share of Class A shares, are as follows:

          *    Expenses of ING Emerging Markets Equity Fund -- before      2.50%
               expense reimbursements from management (based on the period March 1, 2000 (inception of the Fund) to June 30,
               2000 annualized):(1)

          *    Expenses of ING Emerging Markets Equity Fund -- after       1.70%
               expense reimbursements from management (based on the period March 1, 2000 (inception of the Fund) to June 30,
               2000 annualized):(1),(2)

          *    Expenses of Pilgrim Emerging Countries Fund -- before       2.28%
               expense reimbursements from management (based on the year ended June 30, 2000):

          *    Expenses of Pilgrim Emerging Countries Fund -- after        2.13%
               expense reimbursements from management (based on the year ended June 30, 2000):(3)

          *    Projected expenses of Pilgrim Emerging Countries Fund       2.27%
               after the Reorganization -- before expense reimbursements from management (PRO FORMA):

          *    Projected expenses of Pilgrim Emerging Countries Fund       2.13%
               after the Reorganization -- after expense reimbursements from management (PRO FORMA):(3)

     * The Funds have affiliated management. ING Pilgrim Investments, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to Pilgrim Emerging Countries Fund. IMFC, also located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to ING Emerging Markets Equity Fund. Both are affiliated subsidiaries of the same holding company, ING Groep N.V. Different investment personnel, however, manage the Funds. After the Reorganization, ING Pilgrim Investments would continue to manage Pilgrim Emerging Countries Fund, which would include the assets from ING Emerging Markets Equity Fund.

----------
(1) Based upon expenses incurred by ING Emerging Markets Equity Fund from March 1, 2000 (inception of the Fund) through June 30, 2000, annualized, adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000.
(2) The current expense limitation contract will remain in effect until February 28, 2001. There is no assurance that the expense limitation contract will be continued after that date.
(3) The current expense limitation agreement will remain in effect until October 31, 2001. There is no assurance that the expense limitation agreement will be continued after that date.

     Approval of the Reorganization Agreement requires the vote of a majority of the Shares of ING Emerging Markets Equity Fund present in person or by proxy.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF ING EMERGING MARKETS EQUITY FUND, UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                       INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                  ING EMERGING MARKETS EQUITY FUND                            PILGRIM EMERGING COUNTRIES FUND
                  --------------------------------                            -------------------------------
INVESTMENT     Seeks long-term capital appreciation.                    Seeks maximum long-term capital appreciation.
OBJECTIVE
                                                                        *  Invests at least 65% of its net assets in
PRIMARY        *  Normally invests at least 65% of its total               securities of issuers located in at least
INVESTMENT        assets in equity securities of issuers                   three countries with emerging securities
STRATEGIES        located in emerging market countries.                    markets. Countries with emerging securities
                                                                           markets are those countries which generally
               *  Will invest in at least seven emerging market            are considered to be emerging market
                  countries and will not invest more than 25%              countries by the international financial
                  of its assets in any one emerging market                 community.
                  country.
                                                                        *   May invest up to 35% of its total assets in
               *  The Fund considers emerging market issuers to             securities of U.S. and other developed
                  be companies:                                             market issuers, including investment-grade
                                                                            debt securities of U.S. issuers.
                  *  the securities of which are principally
                     traded in the capital markets of emerging          *   Normally invests at least 75% of its total
                     market countries;                                      assets in common and preferred stock,
                                                                            warrants and convertible securities.
                  *  that derive at least 50% of their total
                     revenue or earnings from either goods              *   In selecting securities of issuers located
                     produced or services rendered in emerging              in emerging market countries, the adviser
                     market countries (regardless of where the              uses a "bottom-up" fundamental analysis to
                     securities are principally traded); or                 identify companies which it believes have
                                                                            good earnings growth prospects and that can
                  *  that are organized under the laws of and               be bought at a price which seems reasonable.
                     have a principal office in an emerging                 The adviser seeks securities of emerging
                     market country.                                        market issuers which are relatively liquid
                                                                            and covered by professional securities
               *  An emerging market country is any country the             analysts.
                  economy and market of which the World Bank or
                  the United Nations considers to be emerging           *   In selecting stocks listed in developed
                  or developing or any country determined by                markets, the portfolio managers seek the
                  the sub-advisers to have emerging economies               most attractive opportunities in such
                  or developing markets.                                    markets. For such securities, the portfolio
                                                                            managers use "bottom-up" analysis to choose
               *  As a general matter, the Fund expects to                  companies which offer good value relative to
                  invest in common stocks of large, mid-sized,              their peers in the same industry, sector or
                  and small companies.                                      region. They also use "top-down" analysis to
                                                                            identify important themes or issues which
               *  May use options and futures contacts                      may affect the investment environment in
                  involving foreign currencies.                             certain regions or sectors and to estimate
                                                                            regional market risks. In conducting their
               *  The sub-advisers employ a highly disciplined,             fundamental analysis, the portfolio managers
                  four step investment process that seeks to                focus on various matters, including
                  identify unrecognized growth potential in                 valuation of the companies, potential
                  stocks of emerging market issuers:                        catalysts to stock price appreciation,
                                                                            quality of management and financial
               *  A comprehensive analysis of the relative                  measures, especially cash flow and cash flow
                  value of geographic regions is performed to               return on capital.
                  determine the degree of representation of
                  such geographic regions in the Fund's                 *   May lend portfolio securities on a
                  portfolio;                                                short-term or long-term basis, up to 30% of
                                                                            its total assets.

                  ING EMERGING MARKETS EQUITY FUND                            PILGRIM EMERGING COUNTRIES FUND
                  --------------------------------                            -------------------------------
               *   Determinations are reviewed by an                    *   The Fund is diversified, which means that it
                   independent committee within the                         is limited in the percentage of assets it
                   sub-advisers;                                            may invest in any issuer.

               * Investments are selected within the selected geographical regions based on comprehensive fundamental analysis; and

               * In-house traders use specifically developed computer programs to efficiently purchase targeted securities.

               * The Fund is diversified, which means that it is limited in the percentage of assets it may invest in any issuer.

INVESTMENT     ING Mutual Funds Management Co. LLC                      ING Pilgrim Investments
ADVISER

SUB-ADVISERS   Baring Asset Management, Inc., Baring                    N/A
               International Investment Limited, and
               Baring Asset Management (Asia) Limited

PORTFOLIO      Kate Munday                                              Richard T. Saler, Philip A. Schwartz, Jan Wim
MANAGERS                                                                Derks, Eric Anderson and Bratin Sanyal

     As you can see from the chart above, the investment objectives and strategies of the Funds are substantially similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                     ING EMERGING MARKETS EQUITY FUND            PILGRIM EMERGING COUNTRIES FUND
                                     --------------------------------            -------------------------------
Net Assets                                     $9,502,741                                 $254,493,959
Number of Holdings                                    123                                           82
As a percentage of net assets:
 Equity securities                                  97.56%                                       98.92%
 Short-term debt securities                          2.21%                                        0.48%
 Emerging markets issuers                           70.47%                                       68.63%
 Developed markets issuers                          27.09%                                       30.29%
 Holdings in companies with market
  capitalization over $10 billion                   42.27%                                       46.95%
 Holdings in companies with market
  capitalization between $5 and
  $10 billion                                       22.87%                                       22.36%
 Holdings in companies with market
  capitalization under $5 billion                   32.42%                                       29.61%
Portfolio Turnover Rate                                26%(1)                                      211%(2)

Top 5 industries                    Telephone-Integrated           9.20%         Semiconductors                   10.40%
(as % of net assets)                Electrical Components-                       Telecom Services                  8.64%
                                      Semiconductor                8.80%         Telephone-Integrated              7.66%
                                    Cellular Telecom               6.20%         Electrical Components &
                                    Electric Products - Misc.      6.20%           Equipment                       7.01%
                                    Oil Companies - Integrated     5.60%         Cellular Telecom                  5.91%

Top 10 countries                    Taiwan                        15.02%         South Korea                      16.51%
(as % of net assets)                South Korea                   14.13%         Mexico                           15.70%
                                    Brazil                        12.14%         Brazil                           11.72%
                                    Mexico                        11.71%         Taiwan                           11.55%
                                    South Africa                   5.78%         India                             6.69%
                                    India                          5.54%         Israel                            6.28%
                                    Hong Kong                      5.48%         Hong Kong                         5.20%
                                    Israel                         5.20%         Singapore                         4.43%
                                    Russia                         3.53%         Turkey                            4.01%
                                    Malaysia                       3.30%         Malaysia                          3.87%

Top 10 equity holdings              Samsung Electronics            6.20%         Samsung Electronics               6.89%
 (as % of net assets)               Taiwan Semiconductor                         Telefonos de Mexico SA            5.27%
                                      Manufacturing Co.            4.93%         Taiwan Semiconductor
                                    Telefonos de Mexico SA ADR     4.42%           Manufacturing Co.               3.99%
                                    China Mobile (Hong Kong) Ltd   4.27%         United Microelectronics           3.62%
                                    India Fund, Inc.               2.67%         China Mobile (Hong Kong) Ltd.     3.62%
                                    Embratel Participacoes SA      2.44%         Datacraft Asia Limited            3.10%
                                    Petroleo Brasileiro SA         2.29%         Korea Electric Power Corp.        3.04%
                                    China Steel Corp. ADR          2.24%         SK Telecom Co. Ltd.               2.76%
                                    Asustek Computer, Inc.         2.10%         Infosys Technologies Ltd.         2.50%
                                    Grupo Televisa SA GDR          2.03%         Corp Interamericana de Entreten   2.30%

----------
(1)  For the period from March 1, 2000 (inception of the Fund) to June 30, 2000.
(2)  For the year ended June 30, 2000.

RELATIVE PERFORMANCE

     The following table shows, for the periods shown, the average annual total return for: (a) Class A shares of ING Emerging Markets Equity Fund; (b) Class A shares of Pilgrim Emerging Countries Fund; and (c) the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The index has an inherent performance advantage over the Funds since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

                                ING
                              EMERGING       PILGRIM EMERGING
                           MARKETS EQUITY       COUNTRIES         MSCI EMF
       PERIOD ENDED           FUND(2)           FUND(3),(4)       INDEX(5)
       ------------           -------           -----------       --------
     3/1/00-9/30/00(1)        -27.60%             -26.40%         -21.46%

----------
(1)  Not annualized.
(2)  ING Emerging Markets Equity Fund commenced operations on March 1, 2000.
(3) Prior to October 1, 2000, Pilgrim Emerging Countries Fund was managed by a sub-adviser. For more information about the performance of Pilgrim Emerging Countries Fund, see "Additional Information about Pilgrim Emerging Countries Fund."
(4) Prior to November 2, 2000, the Pilgrim Emerging Countries Fund's portfolio manager employed different stock selection criteria.
(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

PERFORMANCE OF PILGRIM EMERGING COUNTRIES FUND

     The bar chart and table that follow provide an indication of the risks of investing in Pilgrim Emerging Countries Fund by showing (on a calendar year basis) changes in Pilgrim Emerging Countries Fund's annual total return from year to year and by showing (on a calendar year basis) how Pilgrim Emerging Countries Fund's average annual returns for one year, five years, and since inception compare to those of the MSCI EMF Index. The information in the bar chart is based on the performance of the Class A shares of Pilgrim Emerging Countries Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. Pilgrim Emerging Countries Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions if any. All indices are unmanaged.

     Investors should note that prior to October 1, 2000, another firm served as the sub-adviser to Pilgrim Emerging Countries Fund and the performance and investment strategies were indicative of another firm's style of management. The Fund is now managed by Richard T. Saler, Philip A. Schwartz, Jan Wim Derks, Eric Anderson and Bratin Sanyal, who share the day-to-day responsibility for management of the Fund. Prior to November 2, 2000, the Pilgrim Emerging Countries Fund's portfolio managers employed different stock selection criteria.

                        CALENDAR YEAR-BY-YEAR RETURNS(1)


 1990    1991    1992    1993   1994    1995    1996    1997     1998    1999(2)
 ----    ----    ----    ----   ----    ----    ----    ----     ----    -------
                                        6.34%  27.50%   9.44%   -22.19%  75.80%

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was 36.28% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -26.06% for the quarter ended September 30, 1998. The Fund's year-to-date return as of September 30, 2000 was -20.85%. The data does not reflect sales charges and would be lower if it did.
(2) Returns in 1999 were achieved during unusually favorable conditions in the stock market, particularly for emerging market companies. (See "Comparison of Investment Techniques and Risks of Investing in the Funds" below). You should not expect that such favorable returns can be consistently achieved.

     The table below shows what the average annual total returns of Pilgrim Emerging Countries Fund would equal if you averaged out actual performance over various lengths of time, compared to the MSCI EMF Index. The MSCI EMF Index has an inherent performance advantage over Pilgrim Emerging Countries Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Pilgrim Emerging Countries Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                          SINCE              SINCE
                                                                       INCEPTION OF      INCEPTION OF
                                                1 YEAR    5 YEARS   CLASSES A AND C(5)    CLASS B(5)
                                                ------    -------   ------------------    ----------
Pilgrim Emerging Countries Fund - Class A (1)    65.74%    13.85%         12.58%              N/A
Pilgrim Emerging Countries Fund - Class B (2)    69.71%      N/A            N/A             14.66%
Pilgrim Emerging Countries Fund - Class C (3)    73.71%    14.38%         12.89%              N/A
MSCI EMF Index (4)                               63.70%     2.00%         -1.77%             0.84%

----------
(1)  Reflects deduction of sales charge of 5.75%.
(2) Reflects deduction of deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.
(3)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(4) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(5) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.

     The table below shows the performance of Pilgrim Emerging Countries Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                       SINCE
                                                1 YEAR    5 YEARS   INCEPTION(1)
                                                ------    -------   ------------
Pilgrim Emerging Countries Fund- Class A         75.80%    15.21%      13.89%
Pilgrim Emerging Countries Fund- Class B         74.71%      N/A       14.93%
Pilgrim Emerging Countries Fund- Class C         74.71%    14.38%      12.89%

----------
(1) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.

     For a discussion by the adviser regarding the performance of Pilgrim Emerging Countries Fund for the year ended October 31, 2000, see Appendix A to this Proxy Statement/Prospectus. Additional information about Pilgrim Emerging Countries Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF INVESTING IN THE FUNDS

     Because the Funds have investment objectives and policies that are substantially similar in many respects, many of the risks of investing in Pilgrim Emerging Countries Fund are similar to the risks of investing in ING Emerging Markets Equity Fund. A principal risk of an investment in each of the Funds is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

     EQUITY SECURITIES. Both ING Emerging Markets Equity Fund and Pilgrim Emerging Countries Fund are subject to risks associated with investing primarily in equity securities, including market risks, issuer risk including credit risks, price volatility risks and market trends risks. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. Market trend risk is the risk that the market may not favor the growth securities in which the Funds invest, or may not favor equities at all. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Additionally, both Funds may invest in medium-sized and small-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers. Smaller companies also may experience relatively high growth rates and higher failure rates than do larger companies. The securities of smaller companies may trade in lower volumes and may be less liquid than the securities of larger, more established companies. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

     FOREIGN SECURITIES. Both Pilgrim Emerging Countries Fund and ING Emerging Markets Equity Fund invest at least 65% of their total assets in foreign securities. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     EMERGING MARKET INVESTMENTS. Both Funds invest at least 65% of their total assets in emerging markets. Because of less developed markets and economies and, in some countries, less mature governments or governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

     DERIVATIVE SECURITIES. Both Funds may invest in derivative securities. ING Emerging Markets Equity Fund and Pilgrim Emerging Countries Fund may use options and futures contracts involving foreign currencies. Foreign currency futures contracts provide for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. The Funds may use foreign currency futures contracts for hedging purposes. There is a risk that there will be an imperfect correlation between the movement in the price of the futures contract and movement in the price of the foreign currency which is the subject of the hedge. If the price of the currency being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged. If the price of a currency moves in a favorable direction, this advantage will be partially offset by the loss on the future.

     An option on a foreign currency gives the purchaser the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options to control currency volatility. Writing options on foreign currencies constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets, although the Funds currently do not do so as a principal investment strategy. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

     TEMPORARY DEFENSIVE STRATEGIES. For both Funds, when the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

     PORTFOLIO TURNOVER. A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. For the year ended June 30, 2000, the portfolio turnover rate for Pilgrim Emerging Countries Fund was 211%. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

     CHANGE IN PORTFOLIO MANAGEMENT. Pilgrim Emerging Countries Fund recently underwent a change in portfolio management. Since October 1, 2000, ING Pilgrim Investments has managed the Fund directly. Prior to that date, another investment adviser served as sub-adviser to the Fund. The current portfolio managers were not managing the Fund at the time of the performance information presented in this Proxy Statement/Prospectus. Shareholders bear the risk that the new portfolio managers will not be able to sustain the Fund's historical relative performance.

     With the assumption of portfolio management duties by ING Pilgrim Investments, portfolio turnover may be higher than usual in connection with the potential restructuring of the holdings of Pilgrim Emerging Countries Fund to reflect the management style of ING Pilgrim Investments. Such potential restructuring may result in transactional costs to the Fund and may result in accelerated capital gain distribution as a result of the turnover.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Pilgrim Emerging Countries Fund, see "Appendix C: Additional Information Regarding Pilgrim Emerging Countries Fund."

     TOTAL OPERATING EXPENSES. The operating expenses of Pilgrim Emerging Countries Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), are lower than those of ING Emerging Markets Equity Fund, before giving effect to the expense limitation arrangements for ING Emerging Markets Equity Fund and Pilgrim Emerging Countries Fund described below. After giving effect to the expense limitation arrangements for both Funds, the net expenses for Class A, Class B and Class C shares of ING Emerging Markets Equity Fund for the period March 1, 2000 (inception of the Fund) to June 30, 2000 were 1.70%, 2.35% and 2.35%, respectively, which are lower than those of the same Classes of Pilgrim Emerging Countries Fund. Without the expense limitation arrangements, the total operating expenses for Class A, Class B and Class C shares of ING Emerging Markets Equity Fund would have been 2.50%, 3.15% and 3.15%, respectively, which are higher than those of the corresponding Class of shares of Pilgrim Emerging Countries Fund.

     MANAGEMENT FEE. Each Fund has an annual management fee of 1.25% of the Fund's average daily net assets.

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) fee and service fee for Class A, Class B and Class C shares of ING Emerging Markets Equity Fund are identical to the distribution and service fees of the corresponding Class of Pilgrim Emerging Countries Fund.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation arrangements are in place for both ING Emerging Markets Equity Fund and Pilgrim Emerging Countries Fund.

     Under the terms of the expense limitation contract for ING Emerging Markets Equity Fund, IMFC has agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation contract for the Fund provides that it will remain in effect until February 28, 2001. There is no assurance that the expense limitation contract will be continued after that date. The expense limitations for Class A, Class B, and Class C of ING Emerging Markets Equity Fund are 1.70%, 2.35% and 2.35%, respectively.

     Under the terms of the expense limitation agreement for Pilgrim Emerging Countries Fund, ING Pilgrim Investments has agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage, and extraordinary expenses subject to possible reimbursement to ING Pilgrim Investments within three years. The current expense limitation agreement for the Fund provides that it will remain in effect through at least October 31, 2001. There is no assurance that the expense limitation agreement will be continued after that date. The expense limitations for Class A, Class B, and Class C of Pilgrim Emerging Countries Fund are 2.25%, 2.90%, and 2.90%, respectively.

     Absent the expense limitation arrangements, the expense ratio for each Class of ING Emerging Markets Equity Fund was higher than the expense ratio for the same Class of Pilgrim Emerging Countries Fund. For the period from March 1, 2000 (inception of the Fund) to June 30, 2000, for example, the expense ratio for Class A shares of ING Emerging Markets Equity Fund was 2.50% compared to 2.28% for Pilgrim Emerging Countries Fund. This information and similar information for the other Classes is shown in the table below entitled "Annual Fund Operating Expenses."

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for ING Emerging Markets Equity Fund are annualized based upon the operating expenses incurred by Class A, Class B, and Class C shares of the Fund for the period from March 1, 2000 (inception of the Fund) to June 30, 2000, as adjusted for current expenses of contracts and 12b-1 plans which were in effect on November 6, 2000. Expenses for Pilgrim Emerging Countries Fund are based on operating expenses incurred by Class A, Class B, and Class C of the Fund for the 12 month period ended June 30, 2000. PRO FORMA fees show estimated fees of Pilgrim Emerging Countries Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual changes. PRO FORMA numbers are estimated in good faith and are hypothetical.

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
                  (expenses that are deducted from Fund assets,
          shown as a ratio of expenses to average daily net assets) (1)

                                       DISTRIBUTION
                                       (12B-1) AND
                                       SHAREHOLDER             TOTAL FUND
                          MANAGEMENT    SERVICING     OTHER     OPERATING    FEE WAIVER     NET FUND
                             FEES        FEES(2)     EXPENSES   EXPENSES    BY ADVISER(3)   EXPENSES
                             ----        -------     --------   --------    -------------   --------
CLASS A
 ING Emerging Markets
   Equity Fund               1.25%         0.35%(4)    0.90%      2.50%         -0.80%        1.70%
 Pilgrim Emerging
   Countries Fund            1.25%         0.35%       0.68%      2.28%         -0.15%        2.13%
 Surviving Fund after
   Reorganization (PRO
   FORMA)                    1.25%         0.35%       0.67%      2.27%         -0.14%        2.13%

CLASS B
 ING Emerging Markets
   Equity Fund               1.25%         1.00%       0.90%      3.15%         -0.80%        2.35%
 Pilgrim Emerging
   Countries Fund            1.25%         1.00%       0.68%      2.93%         -0.15%        2.78%
 Surviving Fund after
   Reorganization (PRO
   FORMA)                    1.25%         1.00%       0.67%      2.92%         -0.14%        2.78%

CLASS C
 ING Emerging Markets
   Equity Fund               1.25%         1.00%       0.90%      3.15%         -0.80%        2.35%
 Pilgrim Emerging
   Countries Fund            1.25%         1.00%       0.68%      2.93%         -0.15%        2.78%
 Surviving Fund after
   Reorganization (PRO
   FORMA)                    1.25%         1.00%       0.67%      2.92%         -0.14%        2.78%

----------
(1) Pilgrim Emerging Countries Fund's fiscal year ends on October 31. Prior to October 31, 2000, the Fund's fiscal year end was June 30. The fiscal year end for ING Emerging Markets Equity Fund is October 31.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) IMFC has entered into an expense limitation contract that limits expenses of ING Emerging Markets Equity Fund (excluding interest, taxes, brokerage and extraordinary expenses) to 1.70%, 2.35%, and 2.35% for Class A, Class B, and Class C shares, respectively. IMFC has agreed that the expense limitations shown in the table will apply to ING Emerging Markets Equity Fund until at least February 28, 2001. ING Pilgrim Investments has entered into an expense limitation agreement that limits expenses of Pilgrim Emerging Countries Fund (excluding interest, taxes, brokerage and extraordinary expenses) to 2.25%, 2.90%, and 2.90% for Class A, Class B, and Class C shares, respectively, subject to possible recoupment. ING Pilgrim Investments has agreed that the expense limitation shown in the table will apply until at least October 31, 2001. There can be assurances that the expense limitation arrangements will remain in effect after that date.
(4) Prior to November 6, 2000, the Class A distribution fee was 0.50% of net assets and the shareholder servicing fee was 0.25% of net assets.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of ING Emerging Markets Equity Fund that are transferred to Pilgrim Emerging Countries Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Pilgrim Emerging Countries Fund, and the realization of taxable gains or losses for Pilgrim Emerging Countries Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

            ING EMERGING MARKETS EQUITY FUND   PILGRIM EMERGING COUNTRIES FUND
            --------------------------------   --------------------------------
              1       3        5       10        1       3        5       10
            YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS
            -----   ------   ------   ------   -----   ------   ------   ------
CLASS A     $ 814   $1,309   $1,829   $3,248   $ 779   $1,233   $1,712   $3,029
CLASS B       818    1,271    1,849    3,308*    781    1,193    1,730    3,088*
CLASS C       418      971    1,649    3,457     381      893    1,530    3,241

                       PRO FORMA:
                  THE FUNDS COMBINED**
            --------------------------------
              1       3        5       10
            YEAR    YEARS    YEARS    YEARS
            -----   ------   ------   ------
CLASS A     $ 779   $1,231   $1,708   $3,020
CLASS B       781    1,191    1,726    3,079*
CLASS C       381      891    1,526    3,233

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

     You would pay the following expenses if you did not redeem your shares:

            ING EMERGING MARKETS EQUITY FUND   PILGRIM EMERGING COUNTRIES FUND
            --------------------------------   --------------------------------
              1       3        5       10        1       3        5       10
            YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS
            -----   ------   ------   ------   -----   ------   ------   ------
CLASS A     $ 814   $1,309   $1,829   $3,248   $ 779   $1,233   $1,712   $3,029
CLASS B       318      971    1,649    3,308*    281      893    1,530    3,088*
CLASS C       318      971    1,649    3,457     281      893    1,530    3,241

                       PRO FORMA:
                  THE FUNDS COMBINED**
            --------------------------------
              1       3        5       10
            YEAR    YEARS    YEARS    YEARS
            -----   ------   ------   ------
CLASS A     $ 779   $1,231   $1,708   $3,020
CLASS B       281      891    1,526    3,079*
CLASS C       281      891    1,526    3,233

----------
* The ten year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

GENERAL INFORMATION

     Class A, Class B, and Class C shares of Pilgrim Emerging Countries Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of ING Emerging Markets Equity Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of ING Emerging Markets Equity Fund will be included in the holding period of Pilgrim Emerging Countries Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Pilgrim Emerging Countries Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of ING Emerging Markets Equity Fund were purchased by the shareholder. Pilgrim Emerging Countries Fund and ING Emerging Markets Equity Fund are each subject to the sales load structure described in the table below on new investments.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                 CLASS A    CLASS B    CLASS C
                                                 -------    -------    -------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)   5.75%(1)   None       None

Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)                   None (2)   5.00%(3)   1.00%(4)

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix C and "Special Rules for Class A Shares of ING Emerging Markets Equity Fund" below.
(3) Imposed upon redemptions within six years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Shareholder Guide--Sales Charge Calculation" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.

     Neither ING Emerging Markets Equity Fund nor Pilgrim Emerging Countries Fund have any redemption fees, exchange fees or sales charges on reinvested dividends.

SPECIAL RULES FOR CLASS A SHARES OF THE ING EMERGING MARKETS EQUITY FUND

     Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of ING Emerging Markets Equity Fund in excess of $1 million was different than the contingent deferred sales charge on similar purchases of Pilgrim Emerging Countries Fund. Shareholders of ING Emerging Markets Equity Fund that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charges on such purchases before and after November 6, 2000 were as follows:

                                                        TIME PERIOD DURING WHICH
                                        CDSC                  CDSC APPLIES
                                 -------------------    ------------------------
                              11/06/00 AND   BEFORE     11/06/00 AND    BEFORE
CDSC ON PURCHASES OF:            AFTER      11/06/00       AFTER       11/06/00
---------------------            -----      --------       -----       --------
$1,000,000 to $2,499,999         1.00%       1.00%       24 Months    12 Months
$2,500,000 to $4,999,999         0.50%       1.00%       12 Months    12 Months
$5,000,000 and over              0.25%       1.00%       12 Months    12 Months

          ADDITIONAL INFORMATION ABOUT PILGRIM EMERGING COUNTRIES FUND

INVESTMENT PERSONNEL

     Since October 1, 2000, Richard T. Saler, Philip A. Schwartz, Jan Wim Derks, Eric Anderson, and Bratin Sanyal of ING Pilgrim Investments have managed Pilgrim Emerging Countries Fund. Prior to October 1, 2000, Pilgrim Emerging Countries Fund was managed by a sub-adviser.

     Richard T. Saler has over 13 years of experience in international investments. He is Senior Vice President of ING Pilgrim Investments and held the same position with Lexington Management Corporation ("LMC") prior to LMC's recent acquisition by the parent company of ING Pilgrim Investments in July 2000. Mr. Saler has focused on international markets since joining LMC in 1986.

     Phillip A. Schwartz has over 12 years of experience in international investments. He is a Senior Vice President at ING Pilgrim Investments, and was a Vice President with LMC prior to LMC's recent acquisition by the parent company of ING Pilgrim Investments in July 2000. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, Mr. Schwartz was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker.

     Jan Wim Derks, Vice President of ING Pilgrim Investments, also serves as Director of Global Emerging Markets Equities at ING Investment
Management--Europe. Prior to joining ING Investment Management--Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

     Eric Anderson, Vice President of ING Pilgrim Investments, also serves as Senior Portfolio Manager--Global Emerging Markets Equities at ING Investment Management--Americas. Prior to joining ING Investment Management--Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

     Bratin Sanyal, Vice President of ING Pilgrim Investments, also serves as the Senior Portfolio Manager--Global Emerging Markets Equities at ING Investment Management--Europe. Mr. Sanyal has held several positions with ING Investment Management--Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management--Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the highly indebted countries.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of ING Emerging Markets Equity Fund to Pilgrim Emerging Countries Fund in exchange for shares of Pilgrim Emerging Countries Fund. ING Emerging Markets Equity Fund will distribute the shares of Pilgrim Emerging Countries Fund received in the exchange to the shareholders of ING Emerging Markets Equity Fund and then ING Emerging Markets Equity Fund will be liquidated.

     After the Reorganization, each shareholder of ING Emerging Markets Equity Fund will own shares in Pilgrim Emerging Countries Fund having an aggregate value equal to the aggregate value of each respective Class of shares in ING Emerging Markets Equity Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of the following Class of shares of ING Emerging Markets Equity Fund will receive shares of the following Class of Pilgrim Emerging Countries Fund:

     ING EMERGING MARKETS EQUITY FUND       PILGRIM EMERGING COUNTRIES FUND
     --------------------------------       -------------------------------
                 Class A                                Class A
                 Class B                                Class B
                 Class C                                Class C

     In the interest of economy and convenience, shares of Pilgrim Emerging Countries Fund generally will not be represented by physical certificates unless requested in writing.

     Until the Closing, shareholders of ING Emerging Markets Equity Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Pilgrim Emerging Countries Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING Emerging Markets Equity Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September, 2000, ING Groep N.V., the indirect parent company of IMFC, the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. In addition, many of the ING Funds are small funds, and IMFC and ING Pilgrim Investments believe that the reorganizations may benefit fund shareholders by resulting in larger, more viable surviving funds. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds because shareholders will have the ability to exchange into Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund, call the Pilgrim Funds at 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     The proposed Reorganization was presented to the Board of Trustees of ING Funds Trust, on behalf of ING Emerging Markets Equity Fund, for consideration at a meeting held on October 25, 2000 and for approval at a meeting held on November 16, 2000. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of ING Funds Trust, determined that the interests of the shareholders of ING Emerging Markets Equity Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of ING Emerging Markets Equity Fund and its shareholders.

     The Reorganization will allow ING Emerging Markets Equity Fund's shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve an objective of long-term capital appreciation. As shareholders of Pilgrim Emerging Countries Fund, these shareholders will be able to exchange into other mutual funds in the group of Pilgrim Funds or ING Funds that offer the same class of shares in which such shareholder is currently invested. A list of the Pilgrim Funds and ING Funds and Classes available after the Reorganization is contained in Appendix D.

     The Board of Trustees of Pilgrim Emerging Countries Fund also has approved the reorganization of two other funds, Pilgrim Emerging Markets Value Fund and Pilgrim Worldwide Emerging Markets Fund, into Pilgrim Emerging Countries Fund. If shareholders of Pilgrim Emerging Markets Value Fund and/or Pilgrim Worldwide Emerging Markets Fund approve that reorganization, it is expected that that reorganization will occur during the first quarter of 2001.

     BOARD CONSIDERATIONS. The Board of Trustees of ING Funds Trust, on behalf of ING Emerging Markets Equity Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1)  the plans of management to integrate the Pilgrim Funds and the ING
          Funds;

     (2) expense ratios and information regarding fees and expenses of ING Emerging Markets Equity Fund and Pilgrim Emerging Countries Fund, including the expense limitation arrangements;

     (3) estimates that show that combining the Funds is expected to result in lower expense ratios, before giving effect to the expense limitation, because of economies of scale expected to result from an increase in the asset size of the reorganized fund;

     (4) the Reorganization would not dilute the interests of ING Emerging Markets Equity Fund's current shareholders;

     (5) the relative investment performance and risks of Pilgrim Emerging Countries Fund as compared to ING Emerging Markets Equity Fund;

     (6) the similarity of Pilgrim Emerging Countries Fund's investment objectives, policies and restrictions with those of ING Emerging Markets Equity Fund;

     (7) the tax-free nature of the Reorganization to ING Emerging Markets Equity Fund and its shareholders;

     (8) the investment resources of ING Pilgrim Investments and the distribution capabilities of ING Pilgrim Securities, Inc., distributor of the Pilgrim Emerging Countries Fund;

     (9) the quality and caliber of services that have been enjoyed by shareholders of the Pilgrim Emerging Countries Fund;

     (10) concerns about the continuing viability of ING Emerging Markets Equity Fund given the asset size of the Fund;

     (11) the costs to be borne by the ING Emerging Markets Equity Fund, the Emerging Countries Fund, and ING Pilgrim Investments; and

     (12) alternatives to combining the Funds.

     The Board of Trustees also considered the future potential benefits to ING Pilgrim Investments in that its costs to limit the expenses of Pilgrim Emerging Countries Fund are likely to be reduced if the Reorganization is approved.

     THE TRUSTEES OF ING FUNDS TRUST, ON BEHALF OF ING EMERGING MARKETS EQUITY FUND, RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH PILGRIM EMERGING COUNTRIES FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither ING Emerging Markets Equity Fund nor its shareholders nor Pilgrim Emerging Countries Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by ING Funds Trust and Pilgrim Mutual Funds.

     Immediately prior to the Reorganization, ING Emerging Markets Equity Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of ING Emerging Markets Equity Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of ING Emerging Markets Equity Fund's shareholders.

     As of October 31, 2000, ING Emerging Markets Equity Fund had accumulated capital loss carryforwards in the amount of approximately $950,740. As of October 31, 2000, Pilgrim Emerging Countries Fund had accumulated capital loss carryforwards of approximately $48,415,929. After the Reorganization, these loss carryforwards generally will be available to Pilgrim Emerging Countries Fund to offset capital gains. Also, after the Reorganization, the losses of ING Emerging Markets Equity Fund will be available to Pilgrim Emerging Countries Fund to offset its capital gains, although a portion of the amount of these losses which may offset Pilgrim Emerging Countries Fund's capital gains in any given year will be limited. As a result of this limitation, it is possible that Pilgrim Emerging Countries Fund may not be able to use its losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of Pilgrim Emerging Countries Fund to absorb losses in the future depends upon a variety of factors, many of which cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of Pilgrim Emerging Countries Fund's capital loss carryforwards currently are available only to pre-Reorganization shareholders of that Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Pilgrim Emerging Countries Fund.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, adviser to Pilgrim Emerging Countries Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset value immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Pilgrim Emerging Countries Fund is a series of Pilgrim Mutual Funds, which is a Delaware business trust. ING Emerging Markets Equity Fund is a series of ING Funds Trust, which is a Delaware business trust. Pilgrim Mutual Funds and ING Funds Trust are each governed by their respective Board of Trustees. Pilgrim Mutual Funds has eleven Trustees, and ING Funds Trust has four Trustees.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258, is the principal distributor for both Funds.

     Pilgrim Emerging Countries Fund also offers Class Q shares, which have different sales charges and other expenses that may affect its performance. You can obtain more information about this other share class by calling 1-800-992-0180.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Both Pilgrim Emerging Countries Fund and ING Emerging Markets Equity Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by ING Emerging Markets Equity Fund's shareholders, then as soon as practicable before the Closing, ING Emerging Markets Equity Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000, and on a PRO FORMA basis as of June 30, 2000, giving effect to the Reorganization:

                                                   NET ASSET VALUE     SHARES
                                      NET ASSETS      PER SHARE      OUTSTANDING
                                      ----------      ---------      -----------
ING EMERGING MARKETS EQUITY FUND
Class A                              $  9,072,234       $ 8.64        1,050,072
Class B                              $    297,552       $ 8.63           34,494
Class C                              $     88,479       $ 8.62           10,268
Class X*                             $     44,476       $ 8.62            5,160

PILGRIM EMERGING COUNTRIES FUND
Class A                              $ 75,311,162       $20.17        3,734,633
Class B                              $ 30,321,732       $20.30        1,493,431
Class C                              $ 29,610,258       $19.56        1,513,876
Class Q                              $119,250,807       $20.74        5,749,575

                                                   NET ASSET VALUE     SHARES
                                      NET ASSETS      PER SHARE      OUTSTANDING
                                      ----------      ---------      -----------
PRO FORMA - PILGRIM EMERGING
COUNTRIES FUND INCLUDING ING
EMERGING MARKETS EQUITY FUND

Class A                              $ 84,383,396       $20.17        4,184,421
Class B                              $ 30,663,760       $20.30        1,510,280
Class C                              $ 29,698,737       $19.56        1,518,399
Class Q                              $119,250,807       $20.74        5,749,575

----------
* Class X shares merged into Class B shares effective as of the close of business November 17, 2000.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about January 25, 2001. Shareholders of ING Emerging Markets Equity Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Funds Trust and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with ING Emerging Markets Equity Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy card will vote as directed by the proxy, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of ING Funds Trust that may be presented at the Special Meeting.

VOTING RIGHTS

     Shareholders of ING Emerging Markets Equity Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of ING Emerging Markets Equity Fund at the close of business on December 26, 2000 (the "Record Date") will be entitled to be present and give voting instructions for ING Emerging Markets Equity Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 1,144,202 shares of ING Emerging Markets Equity Fund were outstanding and entitled to vote.

     Approval of the Reorganization, with respect to the ING Emerging Markets Equity Fund, requires the affirmative vote of a majority of the Shares of ING Emerging Markets Equity Fund present in person or by proxy.

     The holders of one-third of the outstanding shares shall constitute a quorum. In the absence of a quorum, the vote of any lesser number shall be sufficient to adjourn the Special Meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will not have the same effect as a vote against the Reorganization.

     ING Emerging Markets Equity Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, ING Emerging Markets Equity Fund understands that the broker-dealers that are the members of the New York

Stock Exchange may vote on items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     As of January 1, 2001, ING America Insurance Holdings, Inc. ("ING") owns 87.38% of the outstanding voting shares of ING Emerging Markets Equity Fund, and therefore controls the Fund. ING intends to vote its shares in favor of the Reorganization, in which case the Reorganization will be approved.

     To the knowledge of ING Funds Trust, as of November 1, 2000, no current Trustee owned 1% or more of the outstanding shares of ING Emerging Markets Equity Fund, and the officers and Trustees owned, as a group, less than 1% of the shares of ING Emerging Markets Equity Fund.

     Appendix E hereto lists the persons that, as of January 1, 2001, owned beneficially or of record 5% or more of the outstanding shares of any class of ING Emerging Markets Equity Fund or Pilgrim Emerging Countries Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     ING Funds Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     ING Funds Trust is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ING Funds Trust's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Funds Trust will furnish, without charge, a copy of the most recent Annual Report regarding ING Emerging Markets Equity Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to ING Funds Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or by calling 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        /s/ James M. Hennessy

                                        James M. Hennessy
                                        Secretary

January 25, 2001
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

                                                                      APPENDIX A

Set forth below is an excerpt from Pilgrim Emerging Countries Fund's Annual Report, dated October 31, 2000, regarding the Fund's performance.

PORTFOLIO MANAGEMENT TEAM: Richard Saler, Portfolio Manager; Philip Schwartz, Portfolio Manager

GOAL: The Fund seeks to invest at least 65% of its assets in securities of issues located in at least three countries with emerging securities markets. In selecting stocks, the Advisor uses a "bottom-up" fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable.

MARKET OVERVIEW: It was a difficult year for emerging market equities. The MSCI Emerging Market Free Index declined 8.81%. Among the worst performing markets were Indonesia (-57%), Philippines (-49%), and Thailand (-43%). Latin America fared much better than Asia as Brazil gained 39% and Mexico advanced 18%. Part of the dismal returns in Asia can be attributed to weak currencies, political unrest, and a slowing of economic reform. Latin America benefited from a strong US economy and progress on economic and political reform.

PERFORMANCE: For the year ended October, 31, 2000, the Fund's Class A shares excluding sales charges, declined 0.55% versus a decline of 8.81% for the MSCI EMF Index.

PORTFOLIO SPECIFICS: Performance was aided by a relatively large weighing in Latin America. However, poorly performing technology and telecommunication shares pulled returns lower. Defensive stocks such as Israel's Teva Pharmaceutical were among the highest returning stocks in the portfolio. Other strong performers included Mexico's Grupo Televisa and Tubos de Acero de Mexico.

MARKET OUTLOOK: After a long period of underperformance, emerging markets appear to offer excellent long term value. Downside risk also appears limited due to cheap currencies and a lack of speculative excess in most developing economies. The major risk to emerging market stocks would be a further spike in oil prices or a hard US economic landing. Long term investors may want to ignore this short term noise and add to quality companies which are now selling at attractive price levels. Asian markets such as Korea and Taiwan look particularly inviting after the steep declines suffered by many leading global companies.

                                  11/28/94   10/95    10/96    10/97    10/98    10/99   10/31/00
                                  --------   -----    -----    -----    -----    -----   --------
Pilgrim Emerging Countries Fund
  Class A With Sales Charge         9,427    9,617   11,641   13,267    9,825   13,637    13,562
Pilgrim Emerging Countries Fund
  Class A Without Sales Charge     10,000   10,202   12,348   14,074   10,422   14,466    14,387
MSCI EMF Index                     10,000    8,501    9,052    8,284    5,717    9,010     7,540

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2000

                                               SINCE INCEPTION   SINCE INCEPTION
                                              OF CLASS A AND C     OF CLASS B
                            1 YEAR   5 YEAR       11/28/94          05/31/95
                            ------   ------       --------          --------
 Including Sales Charge:
  Class A (1)               -6.26%    5.85%         5.27%               --
  Class B (2)               -6.14%    6.27%           --              6.23%
  Class C (3)               -2.18%    6.58%         5.42%               --
Excluding Sales Charge:
  Class A                   -0.55%    7.12%         6.33%               --
  Class B                   -1.20%    6.58%           --              6.37%
  Class C                   -1.19%    6.58%         5.42%               --
MSCI EMF Index              -8.81%   -2.37%        -4.66%(4)         -2.95%(5)

----------
(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 2%, respectively, for the 1 year, 5 year and since inception returns.
(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.
(4)  Since inception performance for the index is shown from 12/01/94.
(5)  Since inception performance for the index is shown from 06/01/95.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS LETTER CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 16th day of November, 2000, by and between Pilgrim Mutual Funds, a Delaware business trust ("Pilgrim Trust") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim Emerging Countries Fund (the "Acquiring Fund"), and ING Funds Trust, a Delaware business trust ("ING Trust") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, ING Emerging Markets Equity Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, and Class C voting shares of beneficial interest (no par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Pilgrim Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the ING Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, and Class C Acquiring Fund Shares to be so credited to Class A, Class B, and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, and Class C Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of a Class A, Class B, and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be February 23, 2001, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Acquired Fund Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the ING Trust, the ING Trust on behalf of the Acquired Fund, represents and warrants to the Pilgrim Trust as follows:

     (a) The Acquired Fund is duly organized as a series of ING Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under ING Fund Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) ING Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the ING Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ING Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the ING Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Pilgrim Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. ING Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2000 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the ING Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the ING Trust on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Pilgrim Trust, on behalf of the Acquiring Fund, the Pilgrim Trust, on behalf of the Acquiring Fund represents and warrants to the ING Trust as follows:

     (a) The Acquiring Fund is duly organized as a series of Pilgrim Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under Pilgrim Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) Pilgrim Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Pilgrim Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Pilgrim Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Pilgrim Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the ING Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Pilgrim Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of Acquiring Fund's business. The Pilgrim Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at June 30, 2000 have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since June 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Pilgrim Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Pilgrim Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Pilgrim Trust;

     (o) The information to be furnished by the Pilgrim Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     (q) Either the Acquiring Fund or ING Pilgrim Investments, Inc. shall purchase and maintain a Directors and Officers errors and omissions insurance policy ("D&O/E&O Policy") for the benefit of Joseph Hankin and Jack Rehm containing substantially the same form and amount of coverage as each had under a D&O/E&O policy of the Acquired Fund, such D&O/E&O Policy to be effective as of the Closing Date and continuing until the sixth (6th) anniversary of the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, and Class C Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The ING Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Pilgrim Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Pilgrim Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm
(a) the ING Trust's, on behalf of the Acquired Fund's, title to and possession of Acquiring Fund Shares to be delivered hereunder and (b) the Pilgrim Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the ING Trust on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the ING Trust's election, to the performance by the Pilgrim Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Pilgrim Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Pilgrim Trust shall have delivered to the ING Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the ING Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Pilgrim Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the ING Trust shall reasonably request;

     6.3 The Pilgrim Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Pilgrim Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     7.1 The obligations of the Pilgrim Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Pilgrim Trust's election, to the performance by the ING Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.2 All representations and warranties of the ING Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.3 The ING Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the ING Trust;

     The ING Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Pilgrim Trust and dated as of the Closing Date, to the effect that the representations and warranties of the ING Trust on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Pilgrim Trust shall reasonably request;

     The ING Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the ING Trust, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the ING Trust, on behalf of the Acquired Fund, or the Pilgrim Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the ING Trust's Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Pilgrim Trust or the ING Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the ING Trust and the Pilgrim Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Pilgrim Trust and the ING Trust. Notwithstanding anything herein to the contrary, neither the Pilgrim Trust nor the ING Trust may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1 The Pilgrim Trust, out of the Acquiring Fund's assets, agrees to indemnify and hold harmless the ING Trust and each of the ING Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the ING Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the Pilgrim Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2 The ING Trust, out of the Acquired Fund's assets, agrees to indemnify and hold harmless the Pilgrim Trust and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Pilgrim Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the ING Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1 The Pilgrim Trust, on behalf of the Acquiring Fund, and the ING Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and the Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Pilgrim Trust and the ING Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 30, 2001, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the ING Trust and the Pilgrim Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the ING Trust pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the ING Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10169, attn: Steven R. Howard; and to the Pilgrim Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Pilgrim Trust or the ING Trust personally, but shall bind only the trust property of the Pilgrim Trust or the ING Trust, as provided in the Declaration of Trust of the Pilgrim Trust or the ING Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest: PILGRIM MUTUAL FUNDS on behalf of its PILGRIM EMERGING COUNTRIES FUND series


__________________________________      By:_____________________________________
SECRETARY                               Its:____________________________________


                                        ING FUNDS TRUST on behalf of its
Attest:                                 ING EMERGING MARKETS EQUITY FUND series


__________________________________      By:_____________________________________
SECRETARY                               Its:____________________________________

                                                                      APPENDIX C

        ADDITIONAL INFORMATION REGARDING PILGRIM EMERGING COUNTRIES FUND
                                  (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to three separate Classes of the Fund*: Class A, Class B and Class C, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Emerging Markets Equity Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of ING Emerging Markets Equity Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund are shown and contrasted in the chart below.

                                                      CLASS A      CLASS B       CLASS C
                                                      -------      -------       -------
Maximum Initial Sales Charge on Purchases              5.75%(1)      None          None
Contingent Deferred Sales Charge ("CDSC")              None (2)      5.00%(3)      1.00%(4)
Annual Service and Distribution (12b-1) Fees(5)        0.35%         1.00%         1.00%
Maximum Purchase                                     Unlimited     $250,000      Unlimited
Automatic Conversion to Class A                         N/A        8 Years(6)       N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares made within 2 years of purchase. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Fund issued to shareholders of ING Emerging Markets Equity Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of ING Emerging Markets Equity Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

----------
* Only the share Classes affected by the Reorganization are discussed in the Shareholder Guide although another share Class is available.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                       AS A % OF THE      AS A %
             YOUR INVESTMENT          OFFERING PRICE      OF NAV
             ---------------          --------------      ------
          Less than $50,000                5.75%           6.10%
          $50,000 - $99,999                4.50%           4.71%
          $100,000 - $249,999              3.50%           3.63%
          $250,000 - $499,999              2.50%           2.56%
          $500,000 - $1,000,000            2.00%           2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                      PERIOD DURING
              YOUR INVESTMENT            CDSC       WHICH CDSC APPLIES
              ---------------            ----       ------------------
          $1,000,000 - $2,499,999        1.00%            2 years
          $2,500,000 - $4,999,999        0.50%            1 year
          $5,000,000 and over            0.25%            1 year

     Class A shares of the Fund issued in connection with the Reorganization with respect to Class A shares of ING Emerging Markets Equity Fund that were subject to a CDSC at the time of the Reorganization will be subject to a CDSC of up to 1% for a period of 12 months from the date of purchase of the original shares of ING Emerging Markets Equity Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim Funds or ING Funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds or ING Funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution and service fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of

$250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

          YEAR OF REDEMPTION AFTER PURCHASE                   CDSC
          ---------------------------------                   ----
          First                                                 5%
          Second                                                4%
          Third                                                 3%
          Fourth                                                3%
          Fifth                                                 2%
          Sixth                                                 1%
          After Sixth Year                                    None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of ING Emerging Markets Equity Fund will convert to Class A shares eight years after the purchase of the original shares of ING Emerging Markets Equity Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan (as described in the Prospectus), up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share Class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, and Class C shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that Class):

                              SERVICING FEE    DISTRIBUTION FEE
                              -------------    ----------------
               Class A            0.25%             0.10%
               Class B            0.25%             0.75%
               Class C            0.25%             0.75%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B and Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any Class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in the Fund's Prospectus under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim fund or ING fund without payment of any additional sales charge in most instances. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the Prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if

ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, B or C account in the Fund invested into a Pilgrim Fund or ING Fund which offers Class A, B or C shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions. If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

         For the four months ended October 31, 2000, the information in the table below has been audited by Pricewaterhouse Coopers LLP, independent auditors. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                           CLASS A
                                              --------------------------------------------------------------------
                                                 FOUR                   THREE
                                                MONTHS       YEAR      MONTHS
                                                 ENDED       ENDED      ENDED           YEAR ENDED MARCH 31,
                                              OCTOBER 31,  JUNE 30,   JUNE 30,     -------------------------------
                                              2000(6)(7)     2000      1999(2)     1999     1998     1997     1996
                                              ----------     ----      -------     ----     ----     ----     ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $     20.17        16.74      13.43      17.39    17.20    14.03    11.00
 Income from investment operations:
 Net investment income (loss)             $     (0.24)       (0.20)     (0.05)     (0.06)    0.03    (0.06)   (0.04)
 Net realized and unrealized gain
  (loss) on investments                   $     (3.60)        3.63       3.36      (3.81)    1.22     3.51     3.15
 Total from investment operations         $     (3.84)        3.43       3.31      (3.87)    1.25     3.45     3.11
 Less distributions from:
 Net investment income                    $        --           --         --      (0.02)      --       --    (0.02)
 Net realized gains on investments        $        --           --         --      (0.07)   (1.06)   (0.28)   (0.06)
 Total distributions                      $        --           --         --      (0.09)   (1.06)   (0.28)   (0.08)
 Net asset value, end of period           $     16.33        20.17      16.74      13.43    17.39    17.20    14.03
 TOTAL RETURN(3):                         %    (19.04)       20.49      24.65     (22.23)    8.06    24.79    28.43
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $    59,541       75,311     53,483     47,180   71,014   38,688    4,718
 Ratio to average net assets:
 Net expenses after expense
  reimbursement(4)(5)                     %      2.23         2.19       2.13       2.27     2.26     2.25     2.25
 Gross expenses prior to expense
  reimbursement(4)                        %      2.38         2.34       2.66       2.56     2.48     3.08     6.72
 Net investment income (loss) after
  expense reimbursement(4)(5)             %     (1.31)       (1.15)     (1.30)     (0.25)    0.55    (1.14)   (0.35)
 Portfolio turnover                       %        94          211         67        213      243      176      118

                                                                            CLASS B
                                             --------------------------------------------------------------------------
                                                 FOUR                   THREE
                                                MONTHS       YEAR      MONTHS                                  MAY 31,
                                                ENDED        ENDED      ENDED        YEAR ENDED MARCH 31,    1995(1) TO
                                             OCTOBER 31,   JUNE 30,   JUNE 30,     ------------------------   MARCH 31,
                                              2000(6)(7)     2000      1999(2)     1999      1998      1997     1996
                                              ----------     ----      -------     ----      ----      ----     ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $      20.30       16.98      13.64      17.64     17.29     14.02    12.50
 Income from investment operations:
 Net investment income (loss)             $      (0.23)      (0.35)     (0.07)     (0.22)    (0.07)    (0.11)   (0.04)
 Net realized and unrealized gain
   (loss) on investments                  $      (3.66)       3.67       3.41      (3.70)     1.26      3.47     1.56
 Total from investment operations         $      (3.89)       3.32       3.34      (3.92)     1.19      3.36     1.52
 Less distributions from:
 Net investment income                    $         --          --         --         --        --        --       --
 Net realized gains on investments        $         --          --         --      (0.08)    (0.84)    (0.09)      --
 Total distributions                      $         --          --         --      (0.08)    (0.84)    (0.09)      --
 Net asset value, end of period           $      16.41       20.30      16.98      13.64     17.64     17.29    14.02
 TOTAL RETURN(3):                         %     (19.16)      19.55      24.49     (22.23)     7.47     24.00    12.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $     22,707      30,322     26,342     22,338    38,796    24,558    3,557
 Ratio to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                    %       2.98        2.84       2.75       2.91      2.91      2.90     2.90
 Gross expenses prior to expense
   reimbursement(4)                       %       3.12        2.99       3.28       3.20      3.06      3.66     7.58
 Net investment income (loss) after
   expense reimbursement(4)(5)            %      (1.01)      (1.80)     (1.92)     (0.80)    (0.20)    (1.77)   (1.05)
 Portfolio turnover                       %         94         211         67        213       243       176      118

                                                                           CLASS C
                                              -------------------------------------------------------------------
                                                 FOUR                   THREE
                                                MONTHS       YEAR      MONTHS
                                                 ENDED       ENDED      ENDED           YEAR ENDED MARCH 31,
                                              OCTOBER 31   JUNE 30,   JUNE 30,    -------------------------------
                                              2000(6)(7)     2000      1999(2)    1999     1998     1997     1996
                                              ----------     ----      -------    ----     ----     ----     ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $      19.56       16.35      13.14     16.98    16.81    13.71    10.79
 Income from investment operations:
 Net investment loss                      $      (0.22)      (0.32)     (0.07)    (0.27)   (0.12)   (0.10)   (0.05)
 Net realized and unrealized gain
   (loss) on investments                  $      (3.53)       3.53       3.28     (3.49)    1.26     3.37     2.97
 Total from investment operations         $      (3.75)       3.21       3.21     (3.76)    1.14     3.27     2.92
 Less distributions from:
 Net investment income                    $         --          --         --        --       --       --       --
 Net realized gains on investments        $         --          --         --     (0.08)   (0.97)   (0.17)      --
 Total distributions                      $         --          --         --     (0.08)   (0.97)   (0.17)      --
 Net asset value, end of period           $      15.81       19.56      16.35     13.14    16.98    16.81    13.71
 TOTAL RETURN(3):                         %     (19.17)      19.63      24.43    (22.21)    7.47    23.94    27.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $     22,456      29,610     24,230    19,246   36,986   29,376    4,345
 Ratio to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                    %       2.98        2.84       2.75      2.90     2.91     2.90     2.90
 Gross expenses prior to expense
   reimbursement(4)                       %       3.09        2.99       3.28      3.19     3.09     3.12     6.23
 Net investment loss after expense
   reimbursement(4)(5)                    %      (0.95)      (1.80)     (1.92)    (0.77)   (0.26)   (1.75)   (1.06)
 Portfolio turnover                       %         94         211         67       213      243      176      118

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, Inc. within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments Inc., became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                                                                      APPENDIX D

     The following is a list of the Pilgrim Funds and ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and the classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                                         CLASSES OFFERED
----                                                         ---------------
ING FUNDS
U.S. EQUITY
Internet Fund                                                A, B and C
Tax Efficient Equity Fund                                    A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                         A, B and C
Global Communications Fund                                   A, B and C
Global Information Technology Fund                           A, B and C

FIXED INCOME
High Yield Bond Fund                                         A, B and C
Intermediate Bond Fund                                       A, B and C
Money Market Fund                                            A, B, C and I
National Tax-Exempt Bond Fund                                A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                                A, B, C, Q and T
Bank and Thrift Fund                                         A and B
Convertible Fund                                             A, B, C and Q
Corporate Leaders Trust Fund                                 A
Growth and Income Fund                                       A, B, C and Q
Growth + Value Fund                                          A, B, C and Q
Growth Opportunities Fund                                    A, B, C, Q, I and T
LargeCap Growth Fund                                         A, B, C and Q
MagnaCap Fund                                                A, B, C, Q and M
MidCap Growth Fund                                           A, B, C and Q
MidCap Opportunities Fund                                    A, B, C, Q and I
Research Enhanced Index Fund                                 A, B, C, Q and I
SmallCap Growth Fund                                         A, B, C, Q
SmallCap Opportunities Fund                                  A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                     A, B and M
Emerging Countries Fund                                      A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)               A
International Fund                                           A, B, C and Q
International Core Growth Fund                               A, B, C and Q
International SmallCap Growth Fund                           A, B, C and Q
International Value Fund                                     A, B, C and Q
Troika Dialog Russia Fund                                    A
Worldwide Growth Fund                                        A, B, C and Q

FIXED INCOME
GNMA Income Fund                                             A, B, C, Q, M and T
High Yield Fund                                              A, B, C, Q and M
High Yield Fund II                                           A, B, C, Q and T
Lexington Money Market Trust                                 A
Pilgrim Money Market Fund                                    A, B and C
Strategic Income Fund                                        A, B, C and Q

                                                                      APPENDIX E

     As of January 1, 2001, no persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Pilgrim Emerging Countries Fund.

     As of January 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of ING Emerging Markets Equity Fund:

                                                          % OF CLASS       % OF FUND        % OF FUND
                                        CLASS AND TYPE      BEFORE           BEFORE           AFTER
       NAME AND ADDRESS                  OF OWNERSHIP   REORGANIZATION   REORGANIZATION   REORGANIZATION
       ----------------                  ------------   --------------   --------------   --------------
ING America Insurance Holdings, Inc.       Class A          92.73%           87.38%            4.10%
Investment Accounts                     Record Holder
Attn: David Pendergrass
5780 Powers Ferry Rd, NW
Atlanta, GA 30327

Robert Baird & Co Inc. FBO                 Class B           9.78%            0.43%            0.02%
Acct #6272-8958                           Beneficial
777 East Wisconsin Avenue                   Owner
Milwaukee, WI 53202

Robert Baird & Co Inc. FBO                 Class B           5.60%            0.25%            0.01%
Acct #4208-3731                           Beneficial
777 East Wisconsin Avenue                   Owner
Milwaukee, WI 53202

JB Oxford & Co FBO                         Class B          41.97%            1.84%            0.09%
Immo-Invest-Anstalt, Acct #12436330       Beneficial
9665 Wilshire Blvd, Ste 302                 Owner
Beverly Hills, CA 90212

Dennis & Judith Krumholz                   Class C           7.05%            0.10%            0.005%
228 Cedar Ave                           Record Holder
Morton, IL 61550

James & Janet Norris JTWROS                Class C          10.31%            0.14%            0.01%
505 N 3rd Street                        Record Holder
Red Oak, IA 51566

First Clearing Corp FBO                    Class C          43.70%            0.61%            0.03%
David Chisamore, Acct #4065-2847          Beneficial
4160 Suisun Vly, Ste E PMB 436              Owner
Suisun, Ca 94585

Eric Tilenius                              Class C          19.03%            0.27%            0.01%
388 Beale St, Apt 808                   Record Holder
San Francisco, Ca 94105

                                     PART B

                              PILGRIM MUTUAL FUNDS

--------------------------------------------------------------------------------

                       Statement of Additional Information
                                January 19, 2001

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities     By and in Exchange for Shares of
of ING Emerging Markets Equity Fund           Pilgrim Emerging Countries Fund
(a series of ING Funds Trust)                 (a series of Pilgrim Mutual Funds)
7337 East Doubletree Ranch Road               7337 East Doubletree Ranch Road
Scottsdale, AZ 85258                          Scottsdale, AZ 85258

This Statement of Additional Information is available to the Shareholders of ING Emerging Markets Equity Fund in connection with a proposed transaction whereby all of the assets and liabilities of ING Emerging Markets Equity Fund, a series of ING Funds Trust, will be transferred to Pilgrim Emerging Countries Fund, a series of Pilgrim Mutual Funds, in exchange for shares of Pilgrim Emerging Countries Fund.

This Statement of Additional Information of Pilgrim Mutual Funds consists of this cover page, the proforma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim Emerging Countries Fund dated November 1, 2000, as filed on November 1, 2000.

2. The Statement of Additional Information for ING Funds Trust, dated November 6, 2000, as filed on November 6, 2000.

3. The Financial Statements of ING Emerging Markets Equity Fund are included in the Annual Report of ING Funds Trust dated October 31, 2000, as filed on January 10, 2001.

4. The Financial Statements of Pilgrim Emerging Countries Fund are included in the Annual Report of Pilgrim Mutual Funds dated October 31, 2000, as filed on January 10, 2001.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated January 19, 2001 relating to the reorganization of ING Emerging Markets Equity Fund may be obtained, without charge, by writing to ING Pilgrim Investments at 7337 East Doubletree Ranch Road Scottsdale, AZ 85258 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)

                                                                                                                  PILGRIM
                                                             PILGRIM           ING                                EMERGING
                                                             EMERGING        EMERGING                             COUNTRIES
                                                            COUNTRIES         MARKETS         PRO FORMA             FUND
                                                              FUND          EQUITY FUND      ADJUSTMENTS         (PRO FORMA)
                                                          -------------    -------------    -------------       -------------
ASSETS:
Investments in securities at market value*                $ 251,751,858    $   9,270,880                        $ 261,022,738
Repurchase Agreements                                         1,218,000          210,000                            1,428,000
Foreign currency at value **                                  3,713,846              343                            3,714,189
Cash                                                             10,779           (5,423)                               5,356
Receivables:
  Fund shares sold                                            1,950,335               --                            1,950,335
  Dividends and interest                                        438,193            9,870                              448,063
  Investment securities sold                                  6,248,100          816,051                            7,064,151
  Other                                                          40,470               --                               40,470
Prepaid expenses                                                 19,893            4,699                               24,592
                                                          -------------    -------------    -------------       -------------
      Total Assets                                          265,391,474       10,306,420                          275,697,894
                                                          -------------    -------------    -------------       -------------
LIABILITIES:
Payable for investment securities purchased                   8,312,796          258,121                            8,570,917
Payable for fund shares redeemed                              1,000,921          536,346                            1,537,267
Payable to affiliate                                            349,236            2,514                              351,750
Estimated tax liability on Indian investments                   860,486               --                              860,486
Other accrued expenses and liabilities                          374,076            6,698                              380,774
                                                          -------------    -------------    -------------       -------------
      Total Liabilities                                      10,897,515          803,679                           11,701,194
                                                          -------------    -------------    -------------       -------------
NET ASSETS                                                $ 254,493,959    $   9,502,741                        $ 263,996,700
                                                          =============    =============    =============       =============
NET ASSETS CONSIST OF:
  Paid-in capital                                         $ 253,790,102    $  10,980,794                        $ 264,770,896
  Undistributed net investment income                                --            4,007                                4,007
  Accumulated net realized (loss) on investments
    and foreign currency transactions                       (38,373,471)        (343,756)                         (38,717,227)
  Net unrealized appreciation (depreciation) of
    investments and other assets, liabilities and
    forward contracts denominated in foreign currencies      39,077,328       (1,138,304)                          37,939,024
                                                          -------------    -------------    -------------       -------------
  Net Assets                                              $ 254,493,959    $   9,502,741                        $ 263,996,700
                                                          =============    =============    =============       =============
CLASS A:
  Net Assets                                              $  75,311,162    $   9,072,234                        $  84,383,396
  Shares outstanding                                          3,734,633        1,050,072         (600,284)(A)       4,184,421
  Net asset value and redemption price per share          $       20.17    $        8.64                        $       20.17
  Maximum offering price per share                        $       21.40    $        9.17                        $       21.40
CLASS B:
  Net Assets                                              $  30,321,732    $     297,552    $      44,476 (B)   $  30,663,760
  Shares outstanding                                          1,493,431           34,494          (17,645)(B)       1,510,280
  Net asset value and redemption price per share          $       20.30    $        8.63                        $       20.30
  Maximum offering price per share                        $       20.30    $        8.63                        $       20.30
CLASS C:
  Net Assets                                              $  29,610,258    $      88,479                        $  29,698,737
  Shares outstanding                                          1,513,876           10,268           (5,745)(A)       1,518,399
  Net asset value and redemption price per share          $       19.56    $        8.62                        $       19.56
  Maximum offering price per share                        $       19.56    $        8.62                        $       19.56
CLASS Q:
  Net Assets                                              $ 119,250,807              N/A                        $ 119,250,807
  Shares outstanding                                          5,749,575              N/A                            5,749,575
  Net asset value and redemption price per share          $       20.74              N/A                        $       20.74
  Maximum offering price per share                        $       20.74              N/A                        $       20.74
CLASS X:
  Net Assets                                                        N/A    $      44,476    $     (44,476)(B)             N/A
  Shares outstanding                                                N/A            5,160           (5,160)(B)             N/A
  Net asset value and redemption price per share                    N/A    $        8.62                                  N/A
  Maximum offering price per share                                  N/A    $        8.62                                  N/A

* Cost of securities                                      $ 211,815,346    $  10,414,713                        $ 222,230,059
** Cost of foreign currency                               $   3,714,465    $         334                        $   3,714,799

(A)  Reflects new shares issued, net of retired shares of the Fund.
(B)  Reflects the merging of Class X into Class B.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                                              PILGRIM
                                                            PILGRIM          ING                             EMERGING
                                                           EMERGING       EMERGING                           COUNTRIES
                                                           COUNTRIES       MARKETS        PRO FORMA            FUND
                                                             FUND        EQUITY FUND     ADJUSTMENTS        (PRO FORMA)
                                                         ------------    ------------    ------------       ------------
                                                          YEAR ENDED     PERIOD ENDED     YEAR ENDED         YEAR ENDED
                                                           JUNE 30,        JUNE 30,        JUNE 30,           JUNE 30,
                                                             2000           2000(1)          2000               2000
                                                         ------------    ------------    ------------       ------------
INVESTMENT INCOME:
  Dividends, net of foreign taxes                        $  1,758,417    $     36,845                       $  1,795,262
  Interest                                                    283,787          22,441                            306,228
                                                         ------------    ------------    ------------       ------------
      Total investment income                               2,042,204          59,286              --          2,101,490
                                                         ------------    ------------    ------------       ------------
EXPENSES:
  Investment management fees                                2,773,339          39,435                          2,812,774
  Distribution expenses
    Class A                                                   226,595          22,572         (12,038)(A)        237,129
    Class B                                                   295,635             937             142 (C)        296,714
    Class C                                                   276,850             633                            277,483
    Class Q                                                   249,693              --                            249,693
    Class X                                                        --             142            (142)(C)             --
  Transfer agent and registrar fees                           517,621          10,049                            527,670
  Shareholder Reporting                                        81,878             572                             82,450
  Registration and filing fees                                 77,620           5,979          (1,594)(B)         82,005
  Recordkeeping and pricing fees                               40,236          17,469                             57,705
  Professional fees                                            39,069          14,347          (3,826)(B)         49,590
  Custodian fees                                              642,280          15,543                            657,823
  Shareholder servicing fees                                   14,946              --                             14,946
  Directors' fees                                              15,000           1,058                             16,058
  Insurance                                                     2,182              --                              2,182
  Miscellaneous                                                23,960             816                             24,776
  Interest and credit facility fee                             63,592              --                             63,592
                                                         ------------    ------------    ------------       ------------
      Total expenses                                        5,340,496         129,552         (17,458)         5,452,590
                                                         ------------    ------------    ------------       ------------
  Less:
      Waived and reimbursed fees                              346,154          74,110         (34,544)(A)        385,720
                                                         ------------    ------------    ------------       ------------
      Net expenses                                          4,994,342          55,442          17,086          5,066,870
                                                         ------------    ------------    ------------       ------------
      Net investment income (loss)                         (2,952,138)          3,844         (17,086)        (2,965,380)
                                                         ------------    ------------    ------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) from:
    Investments (net of foreign tax on sale of
      Indian investments)                                  39,798,714        (314,154)                        39,484,560
    Foreign currency transactions                            (303,058)        (29,603)                          (332,661)
  Net change in unrealized (depreciation) of:
    Investments (net of change in estimated tax
      liability on Indian investments)                     (3,923,323)     (1,143,833)                        (5,067,156)
  Translation of other assets, liabilities and forward
    contracts denominated in foreign currencies                72,100           5,494                             77,594
                                                         ------------    ------------    ------------       ------------
  Net gain from investments and foreign currencies         35,644,433      (1,482,096)             --         34,162,337
                                                         ------------    ------------    ------------       ------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                          $ 32,692,295    $ (1,478,252)   $    (17,086)      $ 31,196,957
                                                         ============    ============    ============       ============

(1)  Fund commenced operations on March 1, 2000.
(A)  Reflects adjustment in expenses due to effects of proposed contract rate.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C)  Reflects merging of Class X into Class B

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS* (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                ING       PILGRIM                                                                             ING        PILGRIM
  PILGRIM     EMERGING   EMERGING                                                            PILGRIM        EMERGING    EMERGING
  EMERGING    MARKETS    COUNTRIES                                                           EMERGING       MARKETS     COUNTRIES
 COUNTRIES     EQUITY   (PRO FORMA)                                                          COUNTRIES       EQUITY    (PRO FORMA)
   SHARES      SHARES     SHARES                                                               VALUE         VALUE        VALUE
-----------  ---------  -----------                                                         ------------  -----------  ------------
                                        COMMON STOCKS: 94.10%

                                        ARGENTINA: 0.01%
                 2,500        2,500     Banco Galicia Y Bueno  ADR                                        $    37,031  $     37,031
                                                                                            ------------  -----------  ------------
                                        BRAZIL: 6.98%
                 2,200        2,200     Aracruz Celulose SA - Spon Adr                                         42,488        42,488
                 3,100        3,100     Cia Cervejaria Brahma-Sp Adr                                           52,700        52,700
                 5,000        5,000     Cia Paranaense de Energia                                              46,563        46,563
                   900          900     Cia Siderurgica Nacional                                               27,731        27,731
                 2,000        2,000     Companhia Brasileira de Distribuicao
                                          Grupo Pao de Acucar                                                  64,250        64,250
                 2,300        2,300     CVRD-Companhia Vale do Rio Doce                                        64,975        64,975
                 9,800        9,800     Embratel Participacoes SA                                             231,525       231,525
     41,300                  41,300     Grupo Pao de Acucar ADR                             $  1,326,762                  1,326,762
    199,600                 199,600     Embratel Participacoes SA ADR                          4,715,550                  4,715,550
     43,600                  43,600     Globo Cabo SA ADR                                        604,950                    604,950
                 7,200        7,200     Petroleo Brasileiro SA                                                217,523       217,523
     29,200        700       29,900     Tele Celular Sul Participacoes ADR                     1,321,300       31,675     1,352,975
                 2,000        2,000     Tele Centro Oeste Celular Participacoes SA                             24,000        24,000
                 1,100        1,100     Tele Centro Sul Participacoes  ADR                                     80,369        80,369
    113,610      5,884      119,494     Tele Norte Leste Participacoes ADR                     2,684,028      139,009     2,823,037
     26,600                  26,600     Telecomunicacoes Brasileiras SA ADR                    2,583,525                  2,583,525
                   400          400     Telemig Celular Participacoes SA                                       28,600        28,600
     47,500        800       48,300     Telesp Celular Participacoes SA ADR                    2,131,563       35,900     2,167,463
     65,100      2,300       67,400     Unibanco - Uniao de Bancos Brasilieros GDR             1,871,625       66,125     1,937,750
                                                                                            ------------  -----------  ------------
                                                                                              17,239,303    1,153,433    18,392,736
                                                                                            ------------  -----------  ------------
                                        CHILE: 0.05%
                 1,900        1,900     Compania Telecomunicaciones de Chile S.A.                              34,438        34,438
                 1,900        1,900     Distribucion Y Servicio D&S                                            33,013        33,013
                 2,400        2,400     Embotelladora Andina S.A.                                              28,200        28,200
                 2,000        2,000     Endesa (Chile)                                                         22,125        22,125
                   700          700     Vina Concha Y Toro                                                     25,506        25,506
                                                                                            ------------  -----------  ------------
                                                                                                      --      143,282       143,282
                                                                                            ------------  -----------  ------------
                                        CHINA: 1.80%
 17,377,000    140,000   17,517,000     PetroChina Co., Ltd.                                   3,611,153       29,094     3,640,247
  5,801,000               5,801,000     Yizheng Chemical Fibre Co.                             1,153,428                  1,153,428
                                                                                            ------------  -----------  ------------
                                                                                               4,764,581       29,094     4,793,675
                                                                                            ------------  -----------  ------------
                                        CZECH REPUBLIC: 1.35%
    115,800                 115,800  @  Cesky Telecom AS GDR                                   1,945,440                  1,945,440
     36,480                  36,480 @ # Cesky Radiokomunikace GDR                              1,623,360                  1,623,360
                                                                                            ------------  -----------  ------------
                                                                                               3,568,800           --     3,568,800
                                                                                            ------------  -----------  ------------
                                        EGYPT: 0.71%
     45,500                  45,500     Al-Ahram Beverages Co. GDR                               786,272                    786,272
     33,200                  33,200  @  Mobinil - Egyptian Mobile Services                     1,080,464                  1,080,464
                                                                                            ------------  -----------  ------------
                                                                                               1,866,736           --     1,866,736
                                                                                            ------------  -----------  ------------
                                        GREECE: 0.04%
                 4,000        4,000     Hellenic Telecommunications Organization SA                            97,605        97,605
                                                                                            ------------  -----------  ------------
                                        HONG KONG: 5.22%
  1,043,400     46,000    1,089,400  @  China Mobile (Hong Kong), Ltd.                         9,201,943      405,683     9,607,626
     73,000                  73,000  @  China Unicom ADR                                       1,551,250                  1,551,250
                16,000       16,000     Citic Pacific Ltd.                                                     83,741        83,741
  1,036,000               1,036,000     Giordano Int'l, Ltd.                                   1,574,832                  1,574,832
    936,000                 936,000     Legend Holdings, Ltd.                                    906,523                    906,523
                58,000       58,000     Ng Fung Hong Ltd.                                                      31,063        31,063
                                                                                            ------------  -----------  ------------
                                                                                              13,234,548      520,487    13,755,035
                                                                                            ------------  -----------  ------------
                                        HUNGARY: 1.12%
     23,300                  23,300     EGIS Rt.                                                 974,842                    974,842
     53,900      2,700       56,600     Matav Rt. ADR                                          1,856,181       92,981     1,949,162
                   800          800     OTP Bank Rt.                                                           41,600        41,600
                                                                                            ------------  -----------  ------------
                                                                                               2,831,023      134,581     2,965,604
                                                                                            ------------  -----------  ------------
                                        INDIA: 6.65%
                 3,300        3,300     Ashok Leyland Ltd. GDR                                                 14,025        14,025
                 2,300        2,300     Doctor Reddy'S Lab-144A GDR                                            67,235        67,235
     40,400                  40,400     Himachal Futuristic Communications, Ltd.               1,284,747                  1,284,747
                 2,400        2,400     Hindalco Industries-Spon GDR                                           46,980        46,980
                 2,819        2,819     ICICI Banking Ltd.                                                     40,876        40,876
     34,180                  34,180  @  Infosys Technologies, Ltd.                             6,368,159                  6,368,159
                 3,100        3,100     ITC Ltd. GDR                                                           59,520        59,520
                 5,300        5,300     Larsen & Tourbo GDR                                                    57,505        57,505
                 4,400        4,400     Mahanagar Tele Nigam-GDR                                               44,825        44,825
     54,900                  54,900     NIIT, Ltd.                                             2,717,765                  2,717,765
                 4,000        4,000     Pentamedia Graphics Ltd. GDR                                           55,500        55,500
    485,000      1,400      486,400  @  Reliance Industries, Ltd.                              3,702,945       29,400     3,732,345
     44,300                  44,300     Satyam Computer Services, Ltd.                         2,958,922                  2,958,922
                 1,670        1,670     Silverline Technologies Ltd.                                           36,114        36,114
                 3,300        3,300     SSI Ltd. GDR                                                           21,615        21,615
                 3,400        3,400     Videsh Sanchar Nigam-Sp Adr                                            53,125        53,125
                                                                                            ------------  -----------  ------------
                                                                                              17,032,538      526,720    17,559,258
                                                                                            ------------  -----------  ------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS* (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                ING       PILGRIM                                                                             ING        PILGRIM
  PILGRIM     EMERGING   EMERGING                                                            PILGRIM        EMERGING    EMERGING
  EMERGING    MARKETS    COUNTRIES                                                           EMERGING       MARKETS     COUNTRIES
 COUNTRIES     EQUITY   (PRO FORMA)                                                          COUNTRIES       EQUITY    (PRO FORMA)
   SHARES      SHARES     SHARES                                                               VALUE         VALUE        VALUE
-----------  ---------  -----------                                                         ------------  -----------  ------------
                                        INDONESIA: 0.04%
                22,000       22,000     Gudang Garam Tbk                                                       35,567        35,567
                45,500       45,500     Ramayana Lestari                                                       29,112        29,112
                91,000       91,000     PT Astra International, Inc.                                           28,592        28,592
                53,500       53,500     PT Telekomunikasi                                                      18,796        18,796
                                                                                            ------------  -----------  ------------
                                                                                                      --      112,067       112,067
                                                                                            ------------  -----------  ------------
                                        ISRAEL: 6.24%
    671,900     10,900      682,800     Bank Hapoalim, Ltd.                                    1,948,395       31,608     1,980,003
                15,000       15,000     Bank Leumi Le-Israel                                                   30,970        30,970
                10,600       10,600     Bezeq The Israeli Telecom Company                                      59,062        59,062
     24,100        750       24,850  @  Check Point Software Technologies, Ltd.                5,103,175      158,813     5,261,988
                   900          900     ECI Telecom Ltd.                                                       32,175        32,175
     16,300        250       16,550  @  Gilat Satellite Networks, Ltd.                         1,130,812       17,344     1,148,156
                   500          500     IDB Holding Corp., Ltd.                                                19,202        19,202
     25,200                  25,200  @  M-Systems Flash Disk Pioneers, Ltd.                    1,962,450                  1,962,450
                   900          900     Orbotech Ltd.                                                          83,588        83,588
     31,300                  31,300  @  Orckit Communications, Ltd.                              942,913                    942,913
     88,400      1,100       89,500     Teva Pharmaceutical ADR                                4,900,675       60,981     4,961,656
                                                                                            ------------  -----------  ------------
                                                                                              15,988,420      493,743    16,482,163
                                                                                            ------------  -----------  ------------
                                        MALAYSIA: 3.85%
    502,000                 502,000     AMMB Holdings Berhad                                   1,677,737                  1,677,737
                 7,000        7,000     British American Tobacco (Malaysia) Bhd                                57,105        57,105
    612,000     22,000      634,000     Malayan Banking Berhad                                 2,480,211       89,158     2,569,369
                17,000       17,000     Resorts World Berhad                                                   46,526        46,526
  1,743,000     37,000    1,780,000     Tenaga Nasional Berhad                                 5,687,684      120,737     5,808,421
                                                                                            ------------  -----------  ------------
                                                                                               9,845,632      313,526    10,159,158
                                                                                            ------------  -----------  ------------
                                        MEXICO: 15.55%
                 6,800        6,800     Alfa SA                                                                15,575        15,575
                 6,754        6,754     Cemex SA de C.V. CPO                                                   31,489        31,489
    128,700      3,200      131,900     Coca-Cola Femsa SA ADR                                 2,429,213       60,400     2,489,613
  1,494,430               1,494,430  @  Corp. Interamericana de Entretenmiento SA              5,843,546                  5,843,546
     28,100      2,500       30,600     Fomento Economico Mexicano SA ADR de CV                1,210,056      107,656     1,317,712
  1,178,000     29,300    1,207,300  @  Grupo Financiero Banamex Accival SA de CV              4,953,199      124,997     5,078,196
    127,200                 127,200     Grupo Radio Centro SA ADR de CV                        1,446,900                  1,446,900
     44,700      2,800       47,500     Grupo Televisa SA GDR                                  3,081,506      193,025     3,274,531
                 7,600        7,600     Kimberly-Clark de Mexico SA                                            21,499        21,499
                 2,400        2,400     Panamerican Beverages, Inc.                                            35,850        35,850
    234,931      7,345      242,276     Telefonos de Mexico SA ADR                            13,420,433      419,583    13,840,016
    325,000                 325,000     TV Azteca SA de CV ADR                                 4,285,938                  4,285,938
    526,000                 526,000     TV Azteca SA de CV                                       430,587                    430,587
  1,212,000     43,900    1,255,900  @  Wal-Mart De Mexico SA de CV                            2,843,510      103,006     2,946,516
                                                                                            ------------  -----------  ------------
                                                                                              39,944,888    1,113,080    41,057,968
                                                                                            ------------  -----------  ------------
                                        PAKISTAN: 0.01%
                   600          600     Pakistan Telecomm-Spons GDR                                            30,960        30,960
                                                                                            ------------  -----------  ------------
                                        PHILIPPINES: 0.01%
                 1,680        1,680     Philippine Long Distance Telephone                                     30,104        30,104
                                                                                            ------------  -----------  ------------
                                        POLAND: 0.96%
     21,200                  21,200     Prokom Software SA                                     1,110,050                  1,110,050
     25,500                  25,500     Softbank SA GDR                                        1,323,353                  1,323,353
                14,300       14,300     Telekomunikacja Polska SA                                              98,742        98,742
                                                                                            ------------  -----------  ------------
                                                                                               2,433,403       98,742     2,532,145
                                                                                            ------------  -----------  ------------
                                        RUSSIA: 2.60%
                 2,300        2,300     AO Tatneft                                                             22,569        22,569
     26,000                  26,000  @  Golden Telecom, Inc.                                     773,500                    773,500
     68,700      2,300       71,000     Lukoil-Holding ADR                                     3,511,944      117,576     3,629,520
                 1,400        1,400     Rostelecom                                                             19,075        19,075
    157,800      8,200      166,000     Surgutneftegaz ADR                                     2,102,685      109,265     2,211,950
                 5,900        5,900     Unified Energy System                                                  66,670        66,670
      6,000                   6,000  @  Vimpelcom ADR                                            132,750                    132,750
                                                                                            ------------  -----------  ------------
                                                                                               6,520,879      335,155     6,856,034
                                                                                            ------------  -----------  ------------
                                        SINGAPORE: 4.27%
     37,600                  37,600  @  Chartered Semiconductor Mfg., Ltd. ADR                 3,384,000                  3,384,000
    897,624                 897,624     Datacraft Asia, Ltd.                                   7,899,091                  7,899,091
                                                                                            ------------  -----------  ------------
                                                                                              11,283,091           --    11,283,091
                                                                                            ------------  -----------  ------------
                                        SOUTH AFRICA: 2.89%
                14,300       14,300     African Bank Investments Ltd.                                          18,673        18,673
                 2,200        2,200     Anglo American Platinum Corp.                                          63,357        63,357
                   800          800     Anglogold Ltd.                                                         32,660        32,660
                 3,700        3,700     Barloworld Ltd.                                                        22,249        22,249
                 3,400        3,400     Bidvest Group Ltd.                                                     23,451        23,451
                 1,900        1,900     De Beers Consolidated Mines Ltd.
                                          /De Beers Centenary AG                                               46,205        46,205
    376,565      3,900      380,465  @  Dimension Data Holdings, Ltd.                          3,113,530       32,246     3,145,776
                29,400       29,400     FirstRand Ltd.                                                         30,331        30,331
     75,500      1,200       76,700     Impala Platinum Holdings, Ltd.                         2,806,352       45,453     2,851,805
                   800          800     Investec Group Ltd.                                                    26,930        26,930
                 2,700        2,700     Johnnic Holdings Ltd.                                                  37,008        37,008
    240,300                 240,300     M-Cell, Ltd.                                           1,163,427                  1,163,427
                15,700       15,700     Metropolitan Life Ltd.                                                 20,478        20,478
                 9,400        9,400     Nampak Ltd.                                                            20,296        20,296
                 1,300        1,300     Nedcor Ltd.                                                            27,284        27,284
                21,600       21,600     Sanlam Ltd.                                                            25,499        25,499
                 3,100        3,100     Sappi Ltd.                                                             23,301        23,301
                 4,900        4,900     Sasol Ltd.                                                             32,859        32,859
                 2,800        2,800     South African Breweries PLC                                            20,881        20,881
                                                                                            ------------  -----------  ------------
                                                                                               7,083,309      549,161     7,632,470
                                                                                            ------------  -----------  ------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS* (UNAUDITED)
As of June 30, 2000
--------------------------------------------------------------------------------

                ING       PILGRIM                                                                             ING        PILGRIM
  PILGRIM     EMERGING   EMERGING                                                            PILGRIM        EMERGING    EMERGING
  EMERGING    MARKETS    COUNTRIES                                                           EMERGING       MARKETS     COUNTRIES
 COUNTRIES     EQUITY   (PRO FORMA)                                                          COUNTRIES       EQUITY    (PRO FORMA)
   SHARES      SHARES     SHARES                                                               VALUE         VALUE        VALUE
-----------  ---------  -----------                                                         ------------  -----------  ------------
                                        SOUTH KOREA: 16.42%
                 4,790        4,790     Hyundai Electronics Industries                                         94,509        94,509
    249,720      5,050      254,770     Korea Electric Power Corp.                             7,748,985      156,705     7,905,690
     58,780      1,480       60,260     Korea Telecom Corp.                                    5,176,741       71,595     5,248,336
     23,610                  23,610  @  Korea Telecom Freetel                                  1,573,259                  1,573,259
                 3,360        3,360     LG Chemical                                                            67,198        67,198
                   920          920     Pohang Iron & Steel Co.                                                78,054        78,054
    123,000      4,970      127,970     Pohang Iron & Steel Co. ADR                            2,952,000      119,280     3,071,280
     52,981      1,780       54,761     Samsung Electronics                                   17,533,229      589,063    18,122,292
                    93           93     Samsung Fire & Marine Insurance                                         2,586         2,586
     21,450        500       21,950     SK Telecom Co., Ltd.                                   7,021,591      163,673     7,185,264
                                                                                            ------------  -----------  ------------
                                                                                              42,005,805    1,342,663    43,348,468
                                                                                            ------------  -----------  ------------
                                        TAIWAN: 11.67%
                21,760       21,760     Asustek Computer, Inc.                                                199,648       199,648
                15,600       15,600     China Steel Corp-Sp Adr 144A                                          213,247       213,247
    435,600      4,000      439,600     Hon Hai Precision Industry                             3,941,312      100,000     4,041,312
        764                     764     Macronix Int'l ADR                                        19,517                     19,517
    896,090                 896,090  @  Macronix Int'l                                         2,245,693                  2,245,693
                 9,000        9,000     Siliconware Precision Inds                                             83,250        83,250
                 8,000        8,000     Synnex Technology Int'l  GDR                                          172,000       172,000
    672,600                 672,600  @  Systex Corp.                                           2,364,225                  2,364,225
  2,138,120      1,283    2,139,403     Taiwan Semiconductor Manufacturing Co.                10,159,985      468,216    10,628,201
  3,313,600               3,313,600     United Microelectronics Corp., Ltd.                    9,220,922                  9,220,922
     70,000                  70,000  @  Via Technologies, Inc.                                 1,082,181                  1,082,181
     11,946      6,600       18,546 @ # Winbond Electronics Corp. GDR                            345,204      191,180       536,384
                                                                                            ------------  -----------  ------------
                                                                                              29,379,039    1,427,541    30,806,580
                                                                                            ------------  -----------  ------------
                                        THAILAND: 0.07%
                 5,300        5,300     Advanced Info Service Public Co Ltd.                                   66,022        66,022
                 9,300        9,300     BEC World PLC                                                          55,551        55,551
                80,300       80,300     Thai Farmers Bank                                                      67,643        67,643
                                                                                            ------------  -----------  ------------
                                                                                                      --      189,216       189,216
                                                                                            ------------  -----------  ------------
                                        TURKEY: 3.98%
 27,372,000    585,750   27,957,750     Arcelik AS                                             1,345,625       28,796     1,374,421
127,768,200  1,268,900  129,037,100  @  Dogan Yayin Holding AS                                 2,162,369       21,475     2,183,844
               147,700      147,700     Enka Holding Yatirim                                                   32,734        32,734
130,221,700  2,890,000  133,111,700     Hurriyet Gazetecilik ve Matbaaccilik AS                1,259,367       27,949     1,287,316
               180,000      180,000     Migros Turk TAS                                                        33,365        33,365
 74,725,000              74,725,000     Tofas Turk Otomobil Fabrikasi AS                       1,294,768                  1,294,768
               700,000      700,000     Tupras Turkiye Petrol Rafine                                           36,669        36,669
228,722,690  3,657,900  232,380,590     Turkiye Garanti Bankasi AS                             2,764,956       44,219     2,809,175
             2,102,800    2,102,800     Turkiye IS Bankasi                                                     44,909        44,909
  4,554,000               4,554,000  @  Vestel Elektronik Sanayi Ve Ticaret AS                 1,376,297                  1,376,297
             2,258,371    2,258,371     Yapi VE Kredi Bankasi                                                  25,117        25,117
                                                                                            ------------  -----------  ------------
                                                                                              10,203,382      295,233    10,498,615
                                                                                            ------------  -----------  ------------
                                        UNITED STATES: 1.59%
     17,100                  17,100  @  Amdocs, Ltd.                                           1,312,425                  1,312,425
                17,900       17,900     India Fund, Inc.                                                      253,956       253,956
    171,600                 171,600  @  Tricom SA ADR                                          2,627,625                  2,627,625
                                                                                            ------------  -----------  ------------
                                                                                               3,940,050      253,956     4,194,006
                                                                                            ------------  -----------  ------------
                                        VENEZUELA: 0.02%
                 1,600        1,600     Compania Anonima Nacional Telefonos
                                          de Venezuela (CANTV)                                                 43,500        43,500
                                                                                            ------------  -----------  ------------
                                        TOTAL COMMON STOCKS (COST: $203,519,435,
                                          $10,414,713, $213,934,148)                         239,165,427    9,270,880   248,436,307
                                                                                            ------------  -----------  ------------
                                        PREFERRED STOCKS: 4.77%
                                        BRAZIL: 4.77%
    250,663                 250,663     Banco Bradesco SA                                      2,182,097                  2,182,097
     50,700                  50,700     Companhia Vale Do Rio Doce                             1,430,901                  1,430,901
     62,599                  62,599     Electropaulo Metropolitana                             4,408,125                  4,408,125
    151,074                 151,074     Petroleo Brasileiro SA                                 4,565,308                  4,565,308
     12,110                  12,110     Unibanco Uniao De Barncos Bras                                --                         --
                                                                                            ------------  -----------  ------------
                                        TOTAL PREFERRED STOCKS (COST $8,295,911,
                                          $0, $8,295,911)                                     12,586,431           --    12,586,431
                                                                                            ------------  -----------  ------------
                                        TOTAL LONG-TERM INVESTMENTS (COST $211,815,346,
                                          $10,414,713, $222,230,059)                         251,751,858    9,270,880   261,022,738
                                                                                            ------------  -----------  ------------
         Principal  Amount              SHORT-TERM INVESTMENTS: 0.54%
-----------------------------------     REPURCHASE AGREEMENTS: 0.54%
$ 1,218,000  $ 210,000  $ 1,428,000     State Street Bank & Trust Repurchase Agreement,
                                           6.200% due 07/03/00                                 1,218,000      210,000     1,428,000
                                                                                            ------------  -----------  ------------
                                        TOTAL SHORT-TERM INVESTMENTS ($1,218,000,
                                          $210,000, $1,428,000)                                1,218,000      210,000     1,428,000
                                                                                            ------------  -----------  ------------
                                        TOTAL INVESTMENTS IN SECURITIES
                                          (COST $213,033,346, $10,624,713,
                                           $223,658,059)                            99.41%   252,969,858    9,480,880   262,450,738
                                        OTHER ASSETS AND LIABILITIES - NET           0.59%     1,524,101       21,861     1,545,962
                                                                                   ------   ------------  -----------  ------------
                                        NET ASSETS                                 100.00%  $254,493,959  $ 9,502,741  $263,996,700
                                                                                   ======   ============  ===========  ============

@    Non-income producing security
#    Illiquid security
ADR  American Depository Receipt
GDR  Global Depository Receipt
* No adjustments are shown to the unaudited pro forma combined portfolios of investments because it is expected that upon consummation of the Reorganization, no securities would need to be sold in order for the Emerging Countries Fund to comply with its Prospectus requirements and SEC and IRS guidelines and restrictions. However, the ING Emerging Markets Equity Fund or the Emerging Countries Fund may purchase or sell any securities in the ordinary course of business as a mutual fund, and following the Reorganization, certain holdings of the ING Emerging Markets Equity Fund that are transferred to the Emerging Countries Fund may be expected to be sold.

                 See Accompanying Notes to Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     On November 2, 2000, the Board of Pilgrim Emerging Countries Fund ("Emerging Countries Fund") and on November 16, 2000 the Board of ING Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Emerging Markets Equity Fund, Emerging Countries Fund will acquire all of the assets of the Emerging Markets Equity Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Emerging Countries Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of Emerging Countries Fund and Emerging Markets Equity Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of Emerging Countries Fund and Emerging Markets Equity Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Emerging Countries Fund and Emerging Markets Equity Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Emerging Countries Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments and unaudited pro forma statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - FOREIGN CURRENCY TRANSACTIONS:

The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the day.
     (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from the investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those in the United States.

NOTE 4 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of beneficial interest issued in connection with the proposed acquisition of Emerging Markets Equity Fund by Emerging Countries Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each class of Emerging Markets Equity Fund by the respective class net asset value per share of Emerging Countries Fund.

NOTE 5 - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. Emerging Markets Equity Fund expenses were adjusted assuming Emerging Countries Fund's fee structure was in effect for the year ended June 30, 2000.

NOTE 6 - MERGER COSTS:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset Emerging Countries Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.